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                                                                   Exhibit 10.34

          STOCK OPTION AGREEMENT (this "Agreement") dated as of the date set forth on the signature page hereto, between QUALITY DISTRIBUTION, INC., a Florida corporation (the "Company"), and the optionee set forth on the signature page hereto (the "Optionee").

          The Company, whether acting through its Board of Directors (the "Board") or a committee thereof (the "Committee") has granted to the Optionee, effective as of the date of this Agreement, an option under the Company's 2003 Stock Option Plan (the "Plan") to purchase up to the number of shares of the common stock of the Company (the "Shares") set forth on the signature page hereto, on the terms and subject to the conditions set forth in this Agreement and the Plan.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein the parties hereto agree as follows:

1.   The Plan.
     ---------

          The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control. A copy of the Plan is attached hereto as Exhibit A. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

2.   Option; Option Price.
     ---------------------

          On the terms and subject to the conditions of this Agreement, the Optionee is hereby granted the option (the "Option") to purchase up to the number of Shares set forth on the signature page hereto at the Option Price per Share set forth on the signature page hereto. Such number of Shares and Option Price are subject to adjustment pursuant to Section 9 of the Plan. The Option is not intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3.   Term.
     -----

          The term of the Option (the "Option Term") shall commence on the date hereof and expire on the tenth anniversary of the date hereof, unless the Option shall have sooner been terminated in accordance with the terms of the Plan or this Agreement.

4.   Vesting.
     --------

          The Option shall vest in accordance with Section 5(f) of the Plan.

5.   Optionee's Employment.
     ----------------------

          Nothing in the Option shall confer upon the Optionee any right to continue to be employed by the Company or any of its affiliates or interfere in any way with the right of the Company or its affiliates or stockholders, as the case may be, to terminate the

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Optionee's employment or retention by the Company or any of its affiliates or to increase or decrease the Optionee's compensation at any time. No proportionate vesting shall be granted for service between specified vesting dates.

6.   Notices.
     --------

          All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier guaranteeing next day delivery, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

     (a)  if to the Company, to it at:

          Quality Distribution, Inc.
          3802 Corporex Park Drive
          Tampa, Florida 33619
          Attention:  General Counsel
          Telecopier:  (813) 757-2305
          Telephone:  (813) 754-4725

          with a copy to:

          O'Melveny & Myers, L.P.
          c/o Stewart Kagan, Esq.
          30 Rockefeller Plaza 27/th/ Floor
          Telecopier:  (212) 408-2420
          Telephone:  (212) 408-2400

     (b) if to the Optionee, to him at his address set forth in the Company's records or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date sent), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

7.   Waiver of Breach.
     -----------------

          The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

8.   Optionee's Undertaking.
     -----------------------

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          The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement and the Plan.

9.   Modification of Rights.
     -----------------------

          Anything contained in this Agreement or the Plan to the contrary notwithstanding, no provision of this Agreement may be modified or amended without the prior written consent of the Company and the Optionee, and no interpretation, modification, amendment or termination of any provision of the Plan that would adversely affect the rights of the Optionee under or with respect to the Plan or this Agreement shall be effective as to the Optionee without the Optionee's prior written consent; provided, however, that notwithstanding the foregoing, the Board or the Committee, as the case may be, shall be expressly permitted to modify, revise or amend the Plan in any manner, including a manner that would adversely affect the rights of the Optionee hereunder, if such modification, revision or amendment would affect all other holders of Options granted under the Plan in a similar manner.

10.  Governing Law.
     --------------

          All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule (whether in the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. In furtherance of the foregoing, the internal law of the State of Florida will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

11.  Counterparts.
     -------------

          This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

12.  Entire Agreement.
     -----------------

          This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.

                                    * * * * *

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date written hereunder.

                                        QUALITY DISTRIBUTION, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ---------------------------------------

                                        Optionee: [______________]





Option Price:                  $[____]

Total Number of Shares:         [____]

Dated:           [_____________]